UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 30, 2016

GS Mortgage Securities Trust 2016-GS3

(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Exact name of the sponsor as specified in its charters)

Delaware	333-207677-02	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

200 West Street
New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 30, 2016, GS Mortgage Securities Corporation II (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2016 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as a special servicer, Trimont Real Estate Advisors, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator and as trustee, of GS Mortgage Securities Trust 2016-GS3, Commercial Mortgage Pass-Through Certificates, Series 2016-GS3 (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class D, Class X-D, Class E, Class F, Class G and Class R Certificates (collectively, the “Private Certificates”) and (iii) the Class WM-A, Class X-WM and Class WM-B Certificates (collectively, the “Loan-Specific Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $1,043,849,865.30, were sold to Goldman, Sachs & Co. (“GS&Co.”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”) and Citigroup Global Markets Inc. (“CGMI”, and together with GS&Co., Academy and Drexel, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of September 22, 2016 (the “Underwriting Agreement”), among the Depositor and the Underwriters. GS&Co. is acting as the lead manager. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus, dated September 23, 2016, in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $72,321,206.76, were sold to GS&Co., Academy, Drexel and CGMI (together, in such capacities, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of September 22, 2016, between the Depositor and the Initial Purchasers. The Private Certificates were sold in a private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

All of the Loan-Specific Certificates, having an aggregate initial principal amount of $54,709,739.99, were sold to GS&Co. (in such capacity, the “Loan-Specific Initial Purchaser”), pursuant to a Loan-Specific Purchase Agreement, dated as of September 22 2016, between the Depositor and the Loan-Specific Initial Purchaser. The Private Certificates were sold in a private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in GS Mortgage Securities Trust 2016-GS3 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 34 fixed-rate mortgage loans (the “First Lien Mortgage Loans”) secured by first liens on 152 commercial and multifamily properties (the “Mortgaged Properties”) and a subordinate interest in one commercial mortgage loan (the “Trust Subordinate Companion Loan”, and together with the First Lien Mortgage Loans, the “Mortgage Loans”). The Mortgage Loans were acquired by the Depositor from Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of September 1, 2016 (the “Mortgage Loan Purchase Agreement”), between the Depositor and GSMC.

Each of the Whole Loans secured by the Mortgaged Properties identified on Exhibit B to the Pooling and Servicing Agreement as “540 West Madison,” “U.S. Industrial Portfolio,” “Hamilton Place” and “Embassy Suites Portland Airport” will be serviced and administered pursuant to (i) the Pooling and Servicing Agreement and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.5, 4.6, 4.9 and 4.13, respectively.

The Whole Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “The Falls” will be serviced and administered (a) prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement, pursuant to (i) the Pooling Servicing Agreement and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.8, and (b) from and after the related Servicing Shift Securitization Date, pursuant to (i) the pooling and servicing agreement related to the securitization trust involving The Falls Pari Passu Note A-1 (as defined in the Pooling and Servicing Agreement) and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.8.

Each of the Whole Loans secured by the Mortgaged Properties identified on Exhibit B to the Pooling and Servicing Agreement as “Panorama Corporate Center”, “Residence Inn and SpringHill Suites North Shore” and “Veritas Multifamily Pool 2” will be serviced and administered pursuant to (i) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of May 1, 2016, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as a special servicer, Torchlight Loan Services, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator and as trustee, and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.10, 4.12 and 4.14.

The Whole Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “10 Hudson Yards” will be serviced pursuant to (i) a trust and servicing agreement, an executed copy of which is attached hereto as Exhibit 4.3 and which is dated as of August 6, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, certificate administrator, paying agent and custodian, AEGON USA Realty Advisors, LLC, as special servicer, and Wilmington Trust, National Association, as trustee, and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.7.

The Whole Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “Veritas Multifamily Pool 1” will be serviced pursuant to (i) a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.4 and which is dated as of March 18, 2016, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, as special servicer and as certificate administrator, and Wilmington Trust, National Association, as trustee, and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.11.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GSMC. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $8,022,923, were approximately $1,166,457,715. Of the expenses paid by the Depositor, approximately $1,403,183 were paid directly to affiliates of the Depositor, approximately $1,553,183 in the form of fees were paid to the Underwriters, the Initial

Purchasers and the Loan-Specific Initial Purchaser, approximately $160,000 were paid to or for the Underwriters, the Initial Purchasers and the Loan-Specific Initial Purchaser, and approximately $6,309,740 were other expenses. All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule II to the Underwriting Agreement attached as an exhibit to this Form 8-K.

Further information regarding such sales has been previously provided in the Depositor's Prospectus, dated September 23, 2016. The related registration statement (file no. 333-207677) was originally declared effective on December 17, 2015 In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreement are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d) Exhibits
Exhibit 1	Underwriting Agreement, dated as of September 22, 2016, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC and Citigroup Global Markets Inc., as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of September 1, 2016, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Trimont Real Estate Advisors, LLC, as a special servicer, Rialto Capital Advisors, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator and as trustee.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of May 1, 2016, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as a special servicer, Rialto Capital Advisors, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator and as trustee.
Exhibit 4.3	Trust and Servicing Agreement, dated as of August 6, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, certificate administrator, paying agent and custodian, AEGON USA Realty Advisors, LLC, as special servicer, and Wilmington Trust, National Association, as trustee.
Exhibit 4.4	Trust and Servicing Agreement, dated as of March 18, 2016, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, as special servicer and as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.5	Agreement Between Noteholders, dated as of September 7, 2016, by and among Goldman Sachs Mortgage company, as Note A-1 Holder, Goldman Sachs Mortgage Company, as Note A-2 Holder, Goldman Sachs Mortgage Company, as Note B Holder, and Goldman Sachs Mortgage Company, as Note C Holder.
Exhibit 4.6	Co-Lender Agreement, dated as of September 1, 2016, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-4 Holder.
Exhibit 4.7	Co-Lender Agreement, dated as of August 6, 2016, by and between Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Deutsche Bank AG, New York Branch, as Initial Note B-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note B-2 Holder.

Exhibit 4.8	Agreement Between Noteholders, dated as of September 1, 2016, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York 10019, as Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York 10019, as Initial Note A-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York 10019, as Initial Note A-3 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-4 Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of September 1, 2016, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of May 1, 2016, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder.
Exhibit 4.11	Amended and Restated Co-Lender Agreement, dated as of May 1, 2016, by and among Wilmington Trust, National Association, solely in its capacity as trustee for the benefit of the holders of the GS Mortgage Securities Corporation Trust 2016-RENT, Commercial Mortgage Pass-Through Certificates, Series 2016-RENT, as Note A-1 Holder, GS Commercial Real Estate LP, as Initial Note A-2 Holder, GS Commercial Real Estate LP, as Initial Note A-3 Holder, and Wilmington Trust, National Association, solely in its capacity as trustee for the benefit of the holders of the GS Mortgage Securities Corporation Trust 2016-RENT, Commercial Mortgage Pass-Through Certificates, Series 2016-RENT, as Note B Holder.
Exhibit 4.12	Amended and Restated Co-Lender Agreement, dated as of September 1, 2016, by and between Wells Fargo Bank, National Association, as Trustee, for the benefit of the registered holders of the GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2016-GS2, as Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2-2 Holder.
Exhibit 4.13	Co-Lender Agreement, dated as of September 1, 2016, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder.
Exhibit 4.14	Amended and Restated Agreement Between Noteholders, dated as of May 1, 2016, by and among GS Commercial Real Estate LP, as Note A-1 Holder, GS Commercial Real Estate LP, as Note A-2 Holder, and Forethought Life Insurance Company, as Note B Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 30, 2016.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 30, 2016 (included as part of Exhibit 5).
Exhibit 10	Mortgage Loan Purchase Agreement, dated as of September 1, 2016, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated September 30, 2016 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated September 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 30, 2016	GS MORTGAGE SECURITIES
CORPORATION II

	By:	/s/ Leah Nivison
Name: Leah Nivison
Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1	Underwriting Agreement, dated as of May 17, 2016, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman, Sachs & Co., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of September 1, 2016, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 540 West Madison, as a special servicer, Rialto Capital Advisors, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator and as trustee.	(E)
4.2	Pooling and Servicing Agreement, dated as of May 1, 2016, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as a special servicer, Rialto Capital Advisors, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator and as trustee.	(E)
4.3	Trust and Servicing Agreement, dated as of August 6, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, certificate administrator, paying agent and custodian, AEGON USA Realty Advisors, LLC, as special servicer, and Wilmington Trust, National Association, as trustee.	(E)
4.4	Trust and Servicing Agreement, dated as of March 18, 2016, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, as special servicer and as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)

4.5	Agreement Between Noteholders, dated as of September 7, 2016, by and among Goldman Sachs Mortgage company, as Note A-1 Holder, Goldman Sachs Mortgage Company, as Note A-2 Holder, Goldman Sachs Mortgage Company, as Note B Holder, and Goldman Sachs Mortgage Company, as Note C Holder.	(E)
4.6	Co-Lender Agreement, dated as of September 1, 2016, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-4 Holder.	(E)
4.7	Co-Lender Agreement, dated as of August 6, 2016, by and between Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Deutsche Bank AG, New York Branch, as Initial Note B-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note B-2 Holder.	(E)
4.8	Agreement Between Noteholders, dated as of September 2, 2016, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York 10019, as Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York 10019, as Initial Note A-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York 10019, as Initial Note A-3 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-4 Holder.	(E)
4.9	Co-Lender Agreement, dated as of September 1, 2016, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder.	(E)
4.10	Co-Lender Agreement, dated as of May 1, 2016, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder.	(E)
4.11	Amended and Restated Co-Lender Agreement, dated as of May 1, 2016, by and among Wilmington Trust, National Association, solely in its capacity as trustee for the benefit of the holders of the GS Mortgage Securities Corporation Trust 2016-RENT, Commercial Mortgage Pass-Through Certificates, Series 2016-RENT, as Note A-1 Holder, GS Commercial Real Estate LP, as Initial Note A-2 Holder, GS Commercial Real Estate LP, as Initial Note A-3 Holder, and Wilmington Trust, National Association, solely in its capacity as trustee for the benefit of the holders of the GS Mortgage Securities Corporation Trust 2016-RENT, Commercial Mortgage Pass-Through Certificates, Series 2016-RENT, as Note B Holder.	(E)

4.12	Co-Lender Agreement, dated as of May 1, 2016, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder.	(E)
4.13	Co-Lender Agreement, dated as of September 1, 2016, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder.	(E)
4.14	Amended and Restated Agreement Between Noteholders, dated as of May 1, 2016, by and among GS Commercial Real Estate LP, as Note A-1 Holder, GS Commercial Real Estate LP, as Note A-2 Holder, and Forethought Life Insurance Company, as Note B Holder.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 30, 2016	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 30, 2016 (included as part of Exhibit 5).	(E)
10	Mortgage Loan Purchase Agreement, dated as of September 1, 2016, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated September 30, 2016 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated September 23, 2016	(E)